UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2020 (April 29, 2020)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

The Audit Committee (the "Audit Committee") of the Board of Directors of Cumberland Pharmaceuticals Inc. (the "Company"), has completed a review of the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.
As a result of this review, on April 29, 2020, the Audit Committee informed BDO USA, LLP (“BDO”) of its decision to not retain BDO as the Company's independent registered public accounting firm, effective as of that date. In addition, on April 29, 2020, the Audit Committee informed BKD, LLP (“BKD”) that they were selected as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. BKD had obtained provisional approval as of that date, with the formal engagement of BKD being subject to BKD completing its final client acceptance process.
During the Company's fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through April 29, 2020, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements for the relevant year, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of BDO on the consolidated financial statements of the Company as of December 31, 2019 and 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
On April 29, 2020, the Company provided BDO with a copy of the Auditor Current Report and requested BDO to, as promptly as possible, furnish the Company with a letter (the "BDO Letter") addressed to the SEC stating whether BDO agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. BDO has furnished to the Company a letter addressed to the SEC. This letter is dated May 1, 2020 and is attached to this Amendment as Exhibit 16.1.
On May 1, 2020, BKD completed its final client acceptance approval process and the Audit Committee formally engaged BKD, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Company's fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through May 1, 2020, neither the Company, nor anyone on its behalf, consulted with BKD regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from BDO USA, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: May 1, 2020	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer